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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 20, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            PNC STUDENT LOAN TRUST I
             (Exact name of registrant as specified in its charter)

                      COMMISSION FILE NUMBER 333-25433-01

            DELAWARE                                        36-4142114
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

       C/O THE FIRST NATIONAL BANK OF CHICAGO, AS ELIGIBLE LENDER TRUSTEE
                      ONE FIRST NATIONAL PLAZA, SUITE 0216
                            CHICAGO, ILLINOIS 60670
   (Address, including zip code, of Registrant's principal executive offices)

                                 (312) 407-1892
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

           On June 25, 1997, PNC Student Loan Trust I, a Delaware statutory business trust (the "Trust"), sold and issued $1.03 billion aggregate principal amount of Student Loan Asset-Backed Notes, Series 1997-2 (the "Notes"), consisting of 10 classes of Notes and original principal amounts as follows: Senior LIBOR Rate Class A-1 Asset-Backed Notes in the aggregate principal amount of $90 million; Senior Fixed Rate Class A-2 Asset-Backed Notes (the "Class A-2 Notes") in the aggregate principal amount of $107 million; Senior Fixed Rate Class A-3 Asset-Backed Notes (the "Class A-3 Notes") in the aggregate principal amount of $107 million; Senior Fixed Rate Class A-4 Asset-Backed Notes (the "Class A-4 Notes") in the aggregate principal amount of $102 million; Senior Fixed Rate Class A-5 Asset-Backed Notes (the "Class A-5 Notes") in the aggregate principal amount of $94 million; Senior Fixed Rate Class A-6 Asset-Backed Notes (the "Class A-6 Notes") in the aggregate principal amount of $72.5 million; Senior Fixed Rate Class A-7 Asset-Backed Notes (the "Class A-7 Notes") in the aggregate principal amount of $121 million; Senior LIBOR Rate Class A-8 Asset-Backed Notes in the aggregate principal amount of $175 million; Senior LIBOR Rate Class A-9 Asset-Backed Notes in the aggregate principal amount of $125.45 million; and Subordinate LIBOR Rate Class B Asset-Backed Notes in the aggregate principal amount of $36.05 million.

           The Notes were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3, as amended (File No. 333-25433-01), which Registration Statement was declared effective by the Securities and Exchange Commission on June 19, 1997. The Notes were sold pursuant to an Underwriting Agreement dated as of June 20, 1997, among PNC Bank, National Association ("PNC Bank, N.A."), as Transferor (the "Transferor"), the Trust and Smith Barney Inc., as representative for the Underwriters named therein. The Trust issued the Notes pursuant to an Indenture dated as of March 27, 1997, as amended by Amendment No. 1 dated as of June 25, 1997 and as supplemented by the Second Terms Supplement dated as of June 25, 1997, among the Trust and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee").

           The Trust, which was formed on March 27, 1997, under the laws of the State of Delaware, is governed by a Trust Agreement dated as of March 27, 1997, as amended by Amendment No. 1 dated as of June 25, 1997, among PNC Bank, N.A., as depositor, The First National Bank of Chicago, as Eligible Lender Trustee (the "Eligible Lender Trustee") and First Chicago Delaware, Inc., as Delaware trustee. The assets of the Trust include a pool of guaranteed education loans (the "Financed Student Loans") to students and parents of students acquired by the Eligible Lender Trustee on behalf of the Trust from PNC Bank, N.A., collections and other payments with respect to the Financed Student Loans, monies on deposit in certain Trust accounts, and all of the Trust's rights under swap agreements that the Trust entered into with Deutsche Bank AG, New York Branch, with respect to the Class A-2 Notes, Class A-5 Notes and the Class A-7 Notes, and with Morgan Guaranty Trust Company of New York, with respect to the Class A-3 Notes, the Class A-4 Notes and the Class A-6 Notes. The Notes are collateralized by the assets of the Trust.

           The Financed Student Loans were contributed to the Trust by PNC Bank, National Association, pursuant to a Transfer and Servicing Agreement dated as of June 25, 1997 (the "Transfer and Servicing Agreement"). In addition to being the Transferor, PNC Bank, N.A., acts as "Master Servicer" with respect to the Financed Student Loans and as "Administrator" on behalf of the Trust. Under the Transfer and Servicing Agreement, until June 30, 2002 and subject to certain specified conditions, at the option of the Transferor, Financed Student Loans held by the Trust may be exchanged for other Federal guaranteed student loans of the Transferor.

           The Notes represent obligations of the Trust only and do not represent interests in or obligations of PNC Bank, N.A., the Eligible Lender Trustee, the Indenture Trustee or any of their respective affiliates. The Notes do not evidence deposits of any bank, nor are they guaranteed or insured by the Federal Deposit Insurance Corporation or any governmental agency.

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ITEM 7.  EXHIBITS

           (c) Exhibits

           The exhibits listed on the Exhibit Index on pages 4 and 5 of this Form 8-K are filed herewith or incorporated herein by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PNC STUDENT LOAN TRUST I
                                              (Registrant)

           Date: July 1, 1997            By:   PNC Bank, N.A.
                                                 not in its individual capacity
                                                 but solely as Administrator
                                               --------------------------------

                                         By:   /s/ Bryan W. Ridley
                                               --------------------------------
                                               Bryan W. Ridley
                                               Senior Vice President

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                                 EXHIBIT INDEX

1.1 Underwriting Agreement dated as of June 20, 1997, among PNC Bank, N.A., the Trust and Smith Barney Inc. as Representative of the several
         Underwriters, filed herewith.

4.1 Indenture dated as of March 27, 1997, as amended as of June 25, 1997, between the Trust and Bankers Trust Company as the Indenture Trustee, filed herewith.

4.2 Second Terms Supplement to Indenture (including forms of Notes) dated as of June 25, 1997, between the Trust and Bankers Trust Company as the Indenture Trustee, filed herewith.

4.3      Trust Agreement dated as of March 27, 1997, among PNC Bank, N.A. as the
         Depositor, The First National Bank of Chicago as the Eligible Lender
         Trustee and First Chicago Delaware, Inc. as the Delaware Trustee, incorporated by reference to Exhibit 4.3 to Amendment No. 1 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.4 Amendment No. 1 to Trust Agreement dated as of June 25, 1997, filed herewith.

4.5      Transfer and Servicing Agreement dated as of June 25, 1997, among the
         Trust, PNC Bank, N.A. as the Transferor, Master Servicer and
         Administrator and The First National Bank of Chicago as the Eligible
         Lender Trustee, filed herewith.

4.6      International Swap Dealers Association, Inc. Master Agreement and
         Schedule thereto and Confirmations (re: Class A-3 Notes, Class A-4
         Notes and Class A-6 Notes) between the Trust and Morgan Guaranty Trust
         Company of New York as Swap Counterparty, filed herewith.

4.7      International Swap Dealers Association, Inc. Master Agreement and
         Schedule thereto and Confirmations (re: Class A-2 Notes, Class A-5
         Notes and Class A-7 Notes) between the Trust and Deutsche Bank AG - New
         York Branch as Swap Counterparty, filed herewith.

4.8 Guarantee Agreement with the California Student Aid Commission incorporated by reference to Exhibit 4.6 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.9 Guarantee Agreement with the Florida Department of Education incorporated by reference to Exhibit 4.7 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.10     Guarantee Agreement with the Georgia Higher Education Assistance
         Corporation incorporated by reference to Exhibit 4.8 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.11 Guarantee Agreement with the Great Lakes Higher Education Corporation incorporated by reference to Exhibit 4.9 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

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
4.12 Guarantee Agreement with the Illinois Student Assistance Commission incorporated by reference to Exhibit 4.10 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.13     Guarantee Agreement with the Kentucky Higher Education Assistance
         Authority incorporated by reference to Exhibit 4.11 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.14     Guarantee Agreement with the Michigan Higher Education Assistance
         Authority incorporated by reference to Exhibit 4.12 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.15     Guarantee Agreement with the New Jersey Higher Education Assistance
         Authority incorporated by reference to Exhibit 4.13 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.16     Guarantee Agreement with the New Mexico Student Loan Guarantee
         Corporation incorporated by reference to Exhibit 4.14 to Amendment No.
         2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.17     Guarantee Agreement with the Pennsylvania Higher Education Assistance
         Agency incorporated by reference to Exhibit 4.15 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

4.18     Guarantee Agreement with the United Student Aid Funds, Inc.
         incorporated by reference to Exhibit 4.16 to Amendment No. 2 to Registration Statement on Form S-3 at File No. 333-25433-01.

99.1     Administration Agreement dated as of March 27, 1997, among the Trust,
         PNC Bank, N.A. as the Administrator, The First National Bank of Chicago as the Eligible Lender Trustee and Bankers Trust Company as the
         Indenture Trustee, incorporated by reference to Exhibit 99.1 to Amendment No. 1 to Registration Statement on Form S-3 at File No.
         333-25433-01.

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